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                                   Exhibit 1.7

Industry Canada       Industrie Canada

Certificate                         Certificat
of Amendment                        de modification

Canada Business                     Loi canadienne sur
Corporations Act                    les societes par actions


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ISEE3D Inc.                                                                342454-5
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
Name of corporation-Denomination de la societe                       Corporation number - Numero de la societe

I hereby certify that the articles of the above-named corporation    Je certific que les _____ de la societe susmentionnee onr ete
were amended                                                         modifies:

a) under section 13 of the Canada Business Corporations Act in       a) en vertu de l'article 13 de la Loi canadienne sur les
accordance with the attached notice;                                 societes par actions, conformement a l'avis ci-joint;

b) under section 27 of the Canada Business Corporations Act as set   b) en vertu de l'article 27 de la Loi canadienne sur les
out in the attached articles of amendment designating a series of    societes par actions, nel qu'il est indique dans les clauses
shares;                                                              modificatrices ci-jointes designant une serie d'actions;

c) under section 179 of the Canada Business Corporations Act as      c) en vertu de l'article 179 de la Loi canadienne sur les
set out in the attached articles of amendment;   XX                  societes par actions, tel qu'il est indique dans les clasues modificatrices ci-jointes;

d) under section 191 of the Canada Business Corporation Act as set   d) en vertu de l'article 191 de la Loi canadienne sur les
out in the attached articles of reorganization;                      societes par actions, tel qu'il est indique dans les clauses de reorganisati on ci-jointes;




Director-Directeur

                                                                     April 30, 1999/le 30 avril 1999


                                                                     Date of Amendment - Date de modification

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Canada